SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                           __________



                           FORM 8-K/A

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) of the
                SECURITIES EXCHANGE ACT OF 1934





        Date of earliest event reported:  August 30, 2000





                          ANSYS, Inc.
       (Exact name of registrant as specified in charter)



      Delaware                  0-20853           04-3219960
(State or other jurisdiction    (Commission     (IRS employer
 of incorporation)             file number)  identification no.)


 275 Technology Drive, Canonsburg, Pennsylvania     15317
(Address of principal executive offices)          (Zip code)




 Registrant's telephone number, including area code: (724) 746-3304


                       Page 1 of 28 Pages
                Exhibit Index appears on Page 4









Portions Amended.

          The registrant hereby amends Item 7 of its Current Report on Form 8-K filed on September 13, 2000 to include financial statements of businesses acquired and pro forma financial information in accordance with Item 7(a)(4) within 60 days after the due date of the initial filing. Except as set forth in Item 7 below, no other changes are made to the Current Report on Form 8-K filed on September 13, 2000.

Item 7.   Financial Statements and Exhibits.

          (a)  Financial statements of businesses acquired.

               Attached  as  Exhibit 99.2 are the  following items:

               i)   Audited consolidated financial
                    statements of Pacific Marketing and
                    Consulting, Inc. as of October 31, 1999
                    and for the year then ended and Report
                    of Independent Accountants of
                    PricewaterhouseCoopers LLP with respect
                    thereto.

              ii)   Unaudited condensed consolidated
                    interim financial statements of Pacific
                    Marketing and Consulting, Inc.as of
                    April 30, 2000 and for the six months
                    ended April 30, 2000 and 1999.

          (b)  Pro forma financial information.

               Attached as Exhibit 99.3 are the following items:

               i) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2000

              ii) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1999

             iii) Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2000

              iv)   Notes to Unaudited Pro Forma Condensed
                    Consolidated Financial Statements

          (c)  Exhibits.

               2.1 Agreement and Plan of Merger, dated August 30, 2000, by and among ANSYS, Inc., GenesisOne Acquisition Corporation, Pacific Marketing and Consulting, Inc., Christine Schoefer, Michael Hohmeyer, Wayne Christopher, Mary Jo Hamilton, Michael Salari, Masoud Doroudian, Diane Poirier, Devendra Rajwade, Jan Soreide, Vijay Shah, Akila Diwakar, Philip Diwakar, Alan Magnuson, Forest Rouse, Vladimir Griaznov, Xiaomin Wang, Jieyong Xu, Jigen Zhou, Manfred Friedrichs, Carsten Martens, Reimund Steberl and Armin Wulf.(1,2)

              99.1  Press release, dated August 30, 2000(1)

              99.2  Consolidated Financial Statements of Pacific
                    Marketing and Consulting, Inc.(3)

              99.3  Unaudited Pro Forma Condensed Consolidated
                    Financial Statements(3)

                   (1)    Previously filed.

                   (2)    Certain exhibits and schedules to this
                          Exhibit were omitted in accordance with Item
                          601(b)(2) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished to the Commission upon request.

                   (3)    Filed herewith










                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned thereunto duly authorized.


                                   ANSYS, Inc.

                                       /s/ James E. Cashman, III
                                   By: ------------------------
                                        James E. Cashman, III
                                        President and CEO


Dated: November 7, 2000













                          EXHIBIT INDEX


Exhibit   Description

2.1       Agreement and Plan of Merger, dated August 30,
          2000, by and among ANSYS, Inc., GenesisOne Acquisition Corporation, Pacific Marketing and Consulting, Inc., Christine Schoefer, Michael Hohmeyer, Wayne Christopher, Mary Jo Hamilton, Michael Salari, Masoud Doroudian, Diane Poirier, Devendra Rajwade, Jan Soreide, Vijay Shah, Akila Diwakar, Philip Diwakar, Alan Magnuson, Forest Rouse, Vladimir Griaznov, Xiaomin Wang, Jieyong Xu, Jigen Zhou, Manfred Friedrichs, Carsten Martens, Reimund Steberl and Armin Wulf.(1)

99.1      Press release, dated August 30, 2000(1)

99.2      Consolidated Financial Statements of Pacific
          Marketing and Consulting, Inc.(2)

99.3      Unaudited Pro Forma Condensed Consolidated
          Financial Statements(2)

         (1)    Previously filed.

         (2)    Filed herewith.